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                                                                   Exhibit 10(b)

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Heather Dzielak, Robert L. Grubka and Lawrence A. Samplatsky, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registra-tion Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life Flexible Premium Variable Life Account D: 033-000417
Lincoln Life Flexible Premium Variable Life Account F: 033-014692; 333-040745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J: 033-076434
Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-042479; 333-054338;
   333-084370; 333-084360; 333-111137; 333-111128; 333-118478; 333-118477;
   333-063940; 333-082663
Lincoln Life Flexible Premium Variable Life Account R: 333-033782; 333-090432; 333-115882; 333-125792; 333-125991; 333-043107
Lincoln Life Flexible Premium Variable Life Account S: 333-072875; 333-104719;
   333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481;
   333-115883; 333-081882; 333-081884; 333-090438

Variable Annuity Separate Accounts:
Lincoln National Variable Annuity Fund A: 002-026342; 002-025618
Lincoln National Variable Annuity Account C: 033-025990; 333-050817; 333-068842;
   333-112927
Lincoln National Variable Annuity Account E: 033-026032
Lincoln National Variable Annuity Account H: 033-027783; 333-018419; 333-035780;
   333-035784; 333-061592; 333-063505; 333-135219
Lincoln National Variable Annuity Account L: 333-004999
Lincoln Life Variable Annuity Account N: 333-040937; 333-036316; 333-036304;
   333-061554; 333-119165; 333-135039
Lincoln Life Variable Annuity Account Q: 333-043373
Lincoln Life Variable Annuity Account T: 333-032402; 333-073532
Lincoln Life Variable Annuity Account W: 333-052572; 333-052568; 333-064208

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Signature                               Title
---------                               -----


/s/ Dennis Glass
-------------------------------------   President and Director
Dennis Glass                            (Principal Executive Officer)


/s/ Frederick J. Crawford
-------------------------------------   Chief Financial Officer and Director
Frederick J. Crawford                   (Principal Financial Officer)


/s/ Mark E. Konen
-------------------------------------   Senior Vice President and Director
Mark E. Konen


/s/ Barbara S. Kowalczyk
-------------------------------------   Director
Barbara S. Kowalczyk


/s/ See Yeng Quek
-------------------------------------   Senior Vice President and Director
See Yeng Quek


/s/ Westley V. Thompson
-------------------------------------   Senior Vice President and Director
Westley V. Thompson

For Dennis Glass:

State of Pennsylvanie  )
                       ) SS
County of Philadelphia )

Sworn and subscribed before me this 2nd day of August, 2006.


/s/ Maureen A. Cullen
--------------------------------
Notary Public
My Commission Expires: 9/13/08

For Frederick J. Crawford:

State of Pennsylvania  )
                       ) SS
County of Philadelphia )

Sworn and subscribed before me this 2nd day of August, 2006.


/s/ Maureen A. Cullen
--------------------------------
Notary Public
My Commission Expires: 9/13/08

For Mark E. Konen:

State of NC        )
                   ) SS
County of Guildord )

Sworn and subscribed before me this 2nd day of August, 2006.


/s/ Debbie B. Marlow
--------------------------------
Notary Public
My Commission Expires: 6-15-07

For Barbara S. Kowalczyk:

State of Pennsylvania  )
                       ) SS
County of Philadelphia )

Sworn and subscribed before me this 3rd day of August, 2006.


/s/ Maureen A. Cullen
--------------------------------
Notary Public
My Commission Expires: 9/13/08

For See Yeng Quek:

State of PA            )
                       ) SS
County of Philadelphia )

Sworn and subscribed before me this 17th day of August, 2006.


/s/ Joann Murphy
--------------------------------
Notary Public
My Commission Expires: October 31, 2009

For Westley V. Thompson:

State of Connecticut )
                     ) SS
County of Hartford   )

Sworn and subscribed before me this 22nd day of August, 2006.


/s/ Barbara A. Tofield
--------------------------------
Notary Public
My Commission Expires: 2/28/2008